                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2001

                      Vanderbilt Mortgage and Finance, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Tennessee
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         (State or other jurisdiction of incorporation or organization)

      333-75405-10                                     62-0997810
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(Commission File Number)                   (IRS Employer Identification No.)

                      Vanderbilt Mortgage and Finance, Inc.
                      500 Alcoa Trail
                      Maryville, TN 37804
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              (Address of principal executive offices and zip code)



        Registrant's telephone number, including area code: 865-380-3000



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          (Former name or former address, if changed since last report)

Item 5.           Other Events

                  For the Remittance Date of August 7, 2001, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-A.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits.

                           The following are filed herewith. The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

         Exhibit No.     Description                                 Page
         -----------     -----------                                 ----

            20           Monthly Report delivered by                   3
                         the Trustee to Certificateholders in
                         connection with the distributions on the
                         Remittance Date specified in Item 5 above.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VANDERBILT MORTGAGE AND FINANCE, INC.,
                                    as Servicer


                                    By:      /s/  David R. Jordan
                                             -----------------------------------
                                    Name:    David R. Jordan
                                    Title:   Secretary

Dated: August 14, 2001